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                                                                  EXHIBIT 10.100


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LEASE SCHEDULE NO. 1000098533                          FINANCING LEASE
                   ----------                          (Per Diem Interim Rent)

Master Lease Agreement dated 04/24/98
                             --------------

Lessor:  BANC ONE LEASING CORPORATION
         ----------------------------

Lessee:  MEADOW VALLEY CONTRACTORS, INC.
         ------------------------------

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. FINANCING. Lessor finances for Lessee, and Lessee finances with Lessor, all of the property ("Equipment") described in Schedule A-1 attached hereto (and Lessee represents that all Equipment is new unless specifically identified as used):

3.   AMOUNT FINANCED:    Equipment Cost:     $ 164,836.22
                         Set-up/Filing Fee:    N/A
                         Miscellaneous:        N/A
                         Sales Tax:            N/A

                         Total:              $ 164,836.22
                                               ----------

4.   FINANCING TERM. The Base Term of this Schedule shall be 84 months and the
                                                             --
Base Term shall commence on the Acceptance Date ("Commencement Date"). The total
                                ---------- ----
Lease Term consists of the Interim Term plus the Base Term. The Interim Term begins on the date that Lessor accepts this Schedule as stated below Lessor's signature ("Acceptance Date") and continues up to the Commencement Date.

5. INSTALLMENT PAYMENTS/FEES. As financing for the Equipment, Lessee shall pay to Lessor all amounts stated below on the due dates stated below. There shall be added to each installment payment all applicable Taxes as in effect from time to time.

(a) For the Interim Term, Lessee shall pay to Lessor on the Commencement Date an amount equal to one-thirtieth (1/30th) of the Installment Payment multiplied by the number of days in the Interim Term. "Installment Payment" means the total of all installment payments due and payable during the Base Term divided by the number of months in the Base Term.

(b) During the Base Term, Lessee shall pay to Lessor installment payments in the amounts and according to the timing set forth below, provided however, that notwithstanding the following, the final installment payment due hereunder shall be equal to the remaining principal balance hereunder together with all accrued interest and fees.

          (1) Amount of each installment payment during the Base Term (including principal and interest):

                       84 MONTHLY PAYMENTS AT $2,588.71

          (2) Frequency of installment payments during the Base Term: MONTHLY

          (3) Timing of installment payments during the Base Term: ARREARS


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[LOGO OF BANK ONE]

(c)  Lessee shall pay Lessor a Set-Up/Filing Fee as follows:

     (1)  $N/A shall be paid on the Acceptance Date, or
           ---
     (2)  $N/A has been included in the above Amount Financed of the Equipment.
           ---
(d)  Security Deposit: $N/A. On the Acceptance Date, Lessee shall pay Lessor
                        ---
said Security Deposit which shall be held in accordance with paragraph 6 below.

6. SECURITY INTEREST. This Schedule is intended to be a secured debt financing transaction, not a true lease. See Paragraph 7 below regarding Lessee's
             ---
ownership of the Equipment. As collateral security for payment and performance of all Secured Obligations (defined in Paragraph 8 below) and to induce Lessor to extend credit from time to time to Lessee (under the Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, any sums specified in this Schedule as a "Security Deposit", and in all Proceeds (defined in Paragraph 8 below). At its option, Lessor may apply all or any part of any Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

7. TITLE TO EQUIPMENT; FIRST PRIORITY LIEN. Lessee represents, warrants and agrees: that Lessee currently is the lawful owner of the Equipment; that good and marketable title to the Equipment shall remain with Lessee at all times; that Lessee has granted to Lessor a first priority security interest in the Equipment and all Proceeds; and that the Equipment and all Proceeds are, and at all times shall be, free and clear of any Liens other than Lessor's security interest therein. Lessee at its sole expense will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever.

8. CERTAIN DEFINITIONS. "Secured Obligations" means (a) all payments and other obligations of Lessee under or in connection with this Schedule, and (b) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (c) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANK ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

9. AMENDMENTS TO MASTER LEASE. For purposes of this Schedule only, Lessee and Lessor agree to amend the Master Lease as follows: (a) public liability or property insurance as described in the second sentence of Section 8 will not be required; (b) the definition of "Stipulated Loss Value" in clause (b) of Section 9 is deleted and replaced by Paragraph 10 below; (c) the text of Section 10 is deleted in its entirety; (d) Subsections 23(a) and 23(c) are deleted; (e) subsection 23(b) and the last sentence of section 4 will apply only if an event of default occurs; and (f) all references in the Lease as it relates to this Schedule to "Lessee" and "Lessor" shall be changed to "Borrower" and "Lender" respectively.

10. STIPULATED LOSS VALUE. For purposes of this Schedule only, the "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the aggregate of the following as of the date specified by Lessor: (a) all accrued and unpaid interest, late charges and other amounts due under this Schedule and the Master Lease to the extent it relates to this Schedule as of such specified date, plus
(b) the remaining principal balance due and payable by Lessee under this Schedule as of such specified date, plus (c) interest on the amount described in the foregoing clauses (a) and

(b) at the Overdue Rate commencing with the specified date; provided, that the foregoing calculation shall not exceed the maximum amount which may be collected by Lessor from Lessee under applicable law in connection with enforcement of Lessor's rights under this Schedule and the Master Lease to the extent it relates to this Schedule.

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[LOGO OF BANK ONE]

11. LESSEE TO PAY ALL TAXES. For purposes of this Schedule and its Equipment only: Lessee shall pay any and all Taxes relating to this Schedule and its Equipment directly to the applicable taxing authority; Lessee shall prepare and file all reports or returns concerning any such Taxes as may be required by applicable law or regulation (provided, that Lessor shall not be identified as the owner of the Equipment in such reports or returns); and Lessee shall, upon Lessor's request, send Lessor evidence of payment of such Taxes and copies of any such reports or returns.

12. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

13. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate/partnership/proprietorship action; and
(c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.

14. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

15. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor and any designee of Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

16. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND

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ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR
PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.


LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

BANC ONE LEASING CORPORATION            MEADOW VALLEY CONTRACTORS, INC.
----------------------------            -------------------------------
(Lessor)                                (Lessee)

By: /s/ [ILLEGIBLE]                     By: /s/ Bradley E Larson
   -------------------------               ----------------------------

Title: Funding Authority                Title:  President
      ----------------------                  -------------------------

Acceptance Date: 9-10-99                Witness: /s/ Julie L. Bergo
                ------------                    -----------------------

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                              CORPORATE GUARANTY


Master Lease Agreement Date: 04/24/98
                             --------

Lessee Name: MEADOW VALLEY CONTRACTORS, INC
             ------------------------------

Equipment Cost: $164,836.22
                -----------

     1. For valuable consideration, the receipt of which is hereby acknowledged, the undersigned jointly and severally unconditionally guarantee to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee"), of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under equipment leases and promissory notes executed in connection with anticipated equipment leases (including but not limited to all present and future lease schedules and promissory notes under the Master Lease identified above, with a total original equipment cost to the Lessor of no more than the amount of the Equipment Cost set forth above), and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is the undersigned's express intention that this guaranty in addition to covering all present Obligations of Lessee to Lessor, shall extend to all future Obligations of Lessee to Lessor, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the Master Lease identified above, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by the undersigned, Lessee, and Lessor as of the date hereof.

     2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

     3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

     4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

     5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor, and thereafter until Lessor shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Lessee may borrow, lease, repay and subsequently borrow money from or lease property from, or become obligated to, Lessor from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Lessor to make further leases or loans to Lessee; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Lessor arising under this Guaranty with respect to the following: (a) any Obligation incurred by Lessee in connection with the Master Lease identified above with a total equipment cost of no more than the amount of the Total Equipment Cost set forth above, whether such obligation is in the form of a lease or a promissory note; or (b) any Obligation incurred by Lessee prior to receipt by Lessor of written notice of termination or any Obligation incurred after receipt of such written notice pursuant to a written agreement entered into by Lessor prior to receipt of such notice.

The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

     6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

     7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

     8. The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

     9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereafter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligation to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and that they are not relying on Lessor to provide such information either now or in the future.

     10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of the undersigned (financial statements shall include balance sheet, income statement, changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of the undersigned; (b) quarterly financial statements setting forth the financial condition and results of operation of the undersigned within 60 days of the end of each of the first three fiscal quarters of the undersigned; and (c) such other financial information as Lessor may from time to time request including, without limitation, financial reports filed by the undersigned with federal or state regulatory agencies.

     11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

     12. This Guaranty remains fully enforceable irrespective of any claim, defense or counterclaim which the Lessee may or could assert on any of the Obligations including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, fraud, bankruptcy, accord and satisfaction, and usury, same of which the undersigned hereby waive along with any standing by the undersigned to assert any said claim, defense or counterclaim.

     13. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio. With respect to any action brought by Lessor against Guarantor to enforce any term of this guaranty, Guarantor hereby irrevocably consents to the jurisdiction and venue of any state or federal court in Franklin County, Ohio, where Lessor has its principal place of business and where payments are to be made by Lessee and Guarantor.

ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

Guarantor:

MEADOW VALLEY CORPORATION
-------------------------

By:      /s/ Bradley E Larson
   ---------------------------------
Title:   President
      ------------------------------
Witness: /s/ Julie L. Bergo
        ----------------------------
Date:    9-8-99
     -------------------------------

                         Bane One Leasing Corporation

                    SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY            DESCRIPTION                                           PAGE 1
================================================================================

      EQUIPMENT LOCATION: 4411 S. 40TH ST., SUITE D-11
                          PHOENIX, AZ 85082
      COUNTY: MARICOPA
      COST: $164,836.22


      1 WALTON TRAILER MODEL 6OKTP VIN NUMBER - 1W9TE3039X1284407

      1 1998 KENWORTH T800 DUMP TRUCK
        WITH BOMAX TRAILER         VIN NUMBER - 1NKDLB0X0WR759476




      TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000098533 and constitutes a true and accurate description of the equipment.

Lessee:

MEADOW VALLEY CONTRACTORS, INC.
------------------------------

By: /s/ Bradley E Larson
   ----------------------------

Date: 9-8-99
     --------------------------